UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2026, Tripadvisor, Inc. issued a press release announcing its preliminary financial results for the quarter and year ended December 31, 2025. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Items 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

In the fourth quarter of 2025, the Company announced the realignment of its operating model to support its long-term goals and strategic priorities. As a result, in consultation with the Company's Chief Executive Officer (“CEO”), who also is the chief operating decision maker (“CODM”), we evaluated our operations and realigned the reportable segment information which our CODM regularly assesses to evaluate performance for operating decision-making purposes, including allocation of resources. The revised segment reporting structure consists of the following reportable segments: (1) Experiences; (2) Hotels and Other; and (3) TheFork.

All prior period segment disclosure information in Exhibit 99.1 and Exhibit 99.2 to this Form 8-K filed February 12, 2026 has been recast to conform to the current segment reporting structure. This recast had no effect on our unaudited condensed consolidated financial statements in any period. We have included comparative figures by recasting summary historical results for the quarters within and for the years ended December 31, 2025, 2024, and 2023, on a segment basis as Exhibit 99.1 and Exhibit 99.2 to our Form 8-K filed February 12, 2026.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Tripadvisor, Inc. dated February 12, 2026 regarding earnings.

99.2	Memo regarding Changes in Segment Information dated February 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Date: February 12, 2026	By:	/S/ MICHAEL NOONAN
Michael Noonan
Chief Financial Officer